CONFIDENTIAL TREATMENT REQUESTED BY PRUDENTIAL


                                                                     Exhibit 24

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone and John M. Liftin and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of the Common Stock of the Registrant, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors or officer of the Registrant, this Registration Statement and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock of the Registrant, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                 Name                            Title
                 ----                            -----
        /s/ Arthur F. Ryan             Chairman, Chief Executive
______________________________________  Officer, President and
            Arthur F. Ryan              Director

      /s/ Richard J. Carbone           Chief Financial Officer
______________________________________  (Principal Financial
          Richard J. Carbone            Officer)

      /s/ Anthony S. Piszel            Controller
______________________________________  (Principal Accounting
          Anthony S. Piszel             Officer)

      /s/ Franklin E. Agnew            Director
______________________________________
          Franklin E. Agnew

      /s/ Frederic K. Becker           Director
______________________________________
          Frederic K. Becker

     /s/ Gilbert F. Casellas           Director
______________________________________
         Gilbert F. Casellas

       /s/ James G. Cullen             Director
______________________________________
           James G. Cullen

      /s/ Carolyne K. Davis            Director
______________________________________
          Carolyne K. Davis

       /s/ Allan D. Gilmour            Director
______________________________________
           Allan D. Gilmour

     /s/ William H. Gray, III          Director
______________________________________
         William H. Gray, III

CONFIDENTIAL TREATMENT REQUESTED BY PRUDENTIAL


                 Name                            Title
                 ----                            -----
        /s/ Jon F. Hanson              Director
______________________________________
            Jon F. Hanson

        /s/ Glen H. Hiner              Director
______________________________________
            Glen H. Hiner

     /s/ Constance J. Horner           Director
______________________________________
         Constance J. Horner

       /s/ Gaynor N. Kelley            Director
______________________________________
           Gaynor N. Kelley

      /s/ Burton G. Malkiel            Director
______________________________________
          Burton G. Malkiel

      /s/ Ida F. S. Schmertz           Director
______________________________________
          Ida F. S. Schmertz

      /s/ Charles R. Sitter            Director
______________________________________
          Charles R. Sitter

      /s/ Donald L. Staheli            Director
______________________________________
          Donald L. Staheli

      /s/ Richard M. Thomson           Director
______________________________________
          Richard M. Thomson

        /s/ James A. Unruh             Director
______________________________________
            James A. Unruh

     /s/ Pindaros R. Vagelos           Director
______________________________________
         Pindaros R. Vagelos

     /s/ Stanley C. Van Ness           Director
______________________________________
         Stanley C. Van Ness

       /s/ Paul A. Volcker             Director
______________________________________
           Paul A. Volcker

January 9, 2001

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